www.arbinet.com © Copyright 2006 Arbinet-thexchange, Inc. All Rights Reserved. Exhibit 99.1

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This presentation contains “forward-looking statements”, including statements regarding the Company’s growth, strategic and business plans, product development and service offerings, and future operating results.  Various risks and uncertainties which may cause the Company’s actual results to differ materially from the results indicated by these forward-looking statements are set forth in the Company’s
SEC filings.  These include:  the Company’s revenue growth and losses; ability to attract and maintain members (in particular, significant trading members); ability to successfully introduce new products and services (including data on the exchange, mobile on thexchange services, Direct Axcess
(SM)
trading
service, PrivateExchange
(SM)
, AssuredAxcess
(SM)
, and Peering Solutions
(SM)
services); continued volatility
in the volume and mix of trading activity (including the average call duration and the mix of geographic markets traded); our uncertain and long member enrollment cycle; the failure to manage our credit risk;
pricing pressure; system failures, human error and security breaches which could cause the Company to lose members and expose it to liability; the Company’s ability to attract and maintain key personnel; and
the Company’s ability to obtain and enforce patent protection for our methods and technologies.
Safe Harbor Statement

www.arbinet.com 2 The Arbinet The Arbinet Platform Platform

www.arbinet.com

Without Arbinet
• Multiple competing sellers
• One-to-one commercial agreements
• Expensive and inefficient
With Arbinet
• One efficient connection to 446 members
• Helps effectively manage increasing complexity
Arbinet’s Efficient and Cost Effective Solution
Trade
Trade
Route
Route
Settle
Settle
US Carrier
Indian Carrier

www.arbinet.com 4 Easy to Use Trading Platform

TDC
kom nærmere
kpn
TeliaSonera
ROSTELECOM
TELUS
ROGERS
vodafone
TELEGLOBE
CABLE & WIRELESS
neuf telecom
中国电信
CHINA TELECOM
Bell Canada Enterprises
at&t
BT
CNC
NTT
VERIO
Sprint
T-Systems
Telewest Broadband
belgacom
VONAGE
Level(3)
KDDI
NWT
SPARKLE
western wireless
yipes
primus
JAPAN TELECOM
MONACO TELECOM
PLDT
AOL
TELMEX
bharti
glo
VSNL
TELEKOM MALAYSIA
Telefonica
Entel BOLIVIA
Telkom
SingTel
Telecom
HONDUTEL
Embratel
TelstraClear
TELECOM ARGENTINA

www.arbinet.com 5 Global Membership, Includes World’s 10 Largest Carriers

PacketExchange
Stockholm
Copenhagen
Dublin
Amsterdam
Hamburg
London
Berlin
Brussels
Dusseldorf
Frankfurt
Paris
Vienna
Munich
Zurich
Milan
Madrid

www.arbinet.com 6 Global Footprint Frankfurt London Hong Kong New York Los Angeles 2002 2000 2001 2003 2004 Miami 2006 2006

www.arbinet.com

Scalable Financial Model
Largely fixed cost operating
structure
Volume based pricing to drive
aggregate fee revenue growth
High incremental margins
Low capital intensity
Fee Revenue Breakdown
Access Fees Credit Risk Premium Other Service Fees

www.arbinet.com

Arbinet Has Built a Strong Set of Assets
Market
Leadership
446 voice members as of June 30, 2006
Top 10 international carriers
12 billion minutes were bought and sold in 2005
Global footprint
Platform
Powerful, low-cost transaction management platform
Foundation of world's leading electronic market for
trading, routing, and settling voice capacity
Manages entire transaction (trade, route, settle)
33 patents
Financial
Scalable financial model
High operating leverage; $10M in free cash flow in 2005
Strong balance sheet

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Strong Balance Sheet
($ in Millions)
30-Jun-06
Current Assets:
Cash, Cash Equivalents & Marketable Securities 67.3 $
Total Current Assets 90.2
Total Assets 119.2
Liabilities:
Total Current Liabilities 28.1
Total Liabilities 31.6
Total Stockholders' Equity 87.6
Total Liabilities and Stockholders' Equity 119.2

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International Voice Is Under Pressure
Fragmentation
Driven by VoIP
& deregulation
Increasing
complex web of
interconnects
International
Voice
(280B minutes per
year
1
)
VoIP
VoIP being
adopted by end
user
Complicates
routing decisions
Financial
Price decline
Decreasing
margins
Wireless
Shift to wireless
Increasing complex
web of
interconnects
1) ITU

www.arbinet.com 11 Recent Arbinet Challenges Volatility in mix of markets Revenue in core business has been flat Shareholder litigation Proxy contest

www.arbinet.com 12 Growth Strategy Growth Strategy

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Arbinet’s Vision
Voice Exchange
Managed
Services
VoIP Peering
Other Digital
Goods
First market
Market leader
Industry’s low
cost platform
Funds new
opportunities
Non-spot
Provides
access to low
cost platform
Solves member
cost issues
VoIP adoption
at origination
Addresses
complexities w/
VoIP-VoIP
Provides
routing and
settlement
Fragmented
buyers / sellers
Examples:
Media
Advertising
Content
ROUTE SETTLE BUY/SELL

www.arbinet.com

Opportunity – 123.1M Matching and Overflow Calls
Monthly
47.6
25.3
16.1
11.0
- Too many/few digits dialed
- Not home
- No answer
- Calls sent but no supply
- Calls sent; instructed not to match
454.0M Call Attempts
Percent
- Bid orders with no matches
- Have match but exhausted sellers’ capacity
216.1M
Incomplete
114.8M
Completed
73.0M
Overflow
50.1M
No Match/Do Not Match

www.arbinet.com

A $13M Annual Revenue Opportunity
Associate Membership Initiative
- Targets specialty sellers for additional liquidity
- Targets AssuredAxcess
(SM)
buyers for additional demand
- Simple fee structure
Traffic Blending Initiative
Example
Quality Price          Expected Blending Results
Buyer 52% $.10 - Buyer receives traffic at bid price/quality
Seller 57% $.107 - 3 sellers now made to match
Seller 49% $.098 - Arbinet completes more traffic
Seller 47% $.095

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Introducing Two New Managed Services
AssuredAxcess
(SM)
- Bidless trading
- Value for wholesale; rates fixed for 15 days
- Quality for retail; fixed for 30 days
- Entire World
- Applications:
> Outsource bottom 20-80% of route
> Use for overflow
PrivateExchange
(SM)
- Use Arbinet’s exchange with your own commercial agreements
- Arbinet is global hub where carriers meet
- Eliminates back office costs (bad debt, legal, management of rates, codes, routing changes)
- Geographic advantage

www.arbinet.com

Arbinet’s Commercially Relevant Peering Solution
1.    A major cable operator inputs 4.3M
telephone numbers to Arbinet’s Peering
Solutions
2.    Arbinet uploads to SPIDER Registry
3.    Arbinet queries SPIDER for each UK call
4. Arbinet sends a major cable operator calls
directly to them via TDM interconnection
5. Arbinet pays a major cable operator every
15 days
6. Calls are 100% margin to a major cable
operator
Allows A Service Provider to
Allows A Service Provider to
Generate Revenue Today. . .
Generate Revenue Today. . .
4.  Arbinet sends a major cable operator
calls directly to them via VoIP
and Migrate to VoIP
and Migrate to VoIP
On Its Schedule
On Its Schedule

www.arbinet.com

Arbinet Digital Media Corporation – Applying Arbinet’s
Core Competencies to Digital Media
Marketplace for digital media (mobile, web, IPTV, etc.) in secure environment
Leverage existing platform and intellectual property
Enables discovery, efficient purchase of target demos
Fragmented market with high growth potential

www.arbinet.com

Arbinet Investment Considerations
Strong balance sheet, $67M cash and no debt
Cash flow positive
Growing membership
Trading at nominal premium to book value
Poised for return to growth

www.arbinet.com © Copyright 2006 Arbinet-thexchange, Inc. All Rights Reserved.